SECOND WAIVER AND AMENDMENT AGREEMENT (this "Waiver Agreement") dated as of October 1, 1997 by and among Unidigital Elements (NY), Inc., Unison (NY), Inc. (formerly known as Unidigital/Cardinal Corporation), Unidigital Elements (SF), Inc. and Unison (MA), Inc. (the successor by merger to Unidigital/Boris Corporation), (collectively, the "Borrowers"), Unidigital Inc. (the "Company"), and The Chase Manhattan Bank (the "Lender"). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in that certain Credit Agreement dated as of April 3, 1997 by and between the Borrowers and the Lender, as amended by that Waiver And Amendment Agreement dated as of July 1, 1997 by and between such parties.

     WHEREAS, without the prior written consent of the Lender, Unidigital/Boris Corporation, a Massachusetts corporation ("UBC"), has been merged (the "Boris Merger") into Unison (MA), Inc., a Delaware corporation ("UMA"), with UMA as the surviving corporation and transferee of all of the assets and as successor to all of the obligations of UBC;

     WHEREAS, without the prior written consent of the Lender, Unidigital/Cardinal Corporation, a Delaware corporation ("Cardinal"), has changed its name to Unison (NY), Inc. (the "Cardinal Name Change") (the Boris Merger and the Cardinal Name Change are hereinafter collectively referred to as the "Transactions");

     WHEREAS,  the Transactions may constitute  violations inter alia of Section
6.03 and 6.10 of the Credit Agreement, Section 2.02(d) of the Security Agreement and/or Section 2.03(b) of the Pledge Agreement; and

     WHEREAS, the Lender is willing to waive such violation or violations subject to the terms and conditions hereof;

     NOW, THEREFORE, WITNESSETH, that for good and valuable consideration, the receipt of which the parties hereby acknowledge, the parties hereto agree as follows:

     1. The Lender hereby waives the application of those provisions of the Credit Agreement, the Security Agreement and the Pledge Agreement that would otherwise prohibit the Transactions.

     2. The waivers herein granted by the Lender shall be conditioned upon and shall not become effective unless and until the Borrowers and the Company shall have delivered the following to the Lender:

          (i) Amended $4,500,000 Revolving Credit Note of the Borrowers, substantially in the form of Exhibit A hereto;

          (ii) Amended $3,850,000 Line Loan Note of the Borrowers, substantially in the form of Exhibit B hereto;

          (iii) Supplement to Security Agreement, made by UMA, substantially in the form of Exhibit C hereto;

          (iv) (a) Financing statements on Forms UCC-l naming UMA as debtor, and the Lender as creditor, substantially in the form of Exhibit D-l hereto; and

               (b)  Financing  statements  on Form UCC-3 naming Boris as debtor,
          and  the  Lender  as  creditor,   and  describing  the  Boris  Merger,
          substantially in the form of Exhibit D-2 hereto;

          (v) Supplement to Pledge Agreement, made by the Company, substantially in the form of Exhibit E hereto;

          (vi)   Certificate(s),   with  endorsed   stock   power(s)  in  blank,
     representing all of the outstanding shares of UMA as issued by UMA to the Company;

          (vii)  Financing  statements on Form UCC-3 naming  Cardinal as debtor,
     and  the  Lender  as  creditor,   and  describing   the  Name  Change,   in
     substantially the form of Exhibit F hereto;

          (viii) Property insurance certificate(s) naming UMA as the insured and the Lender as loss payee as its interest may appear and general liability insurance certificate(s) naming the Lender as an additional insured;

          (ix) Certificate(s) of the Secretary or Assistant Secretary of each of Unison (NY), Inc. and UMA certifying the relevant charter documents pursuant to which the Transactions were effected; and

          (x) Opinion of Buchanan Ingersoll, substantially in the form of Exhibit G hereto.

     3. (a) The Credit Agreement is hereby amended so that each reference therein to Boris shall be deemed to be a reference to UMA and each reference to Cardinal shall be deemed to be a reference to Unison (NY), Inc.

     (b) UMA hereby confirms that as successor by merger to Boris it is bound by, and hereby confirms that it is a party to (and a "Borrower") under, the Credit Agreement for all purposes as if it were an original "Borrower" thereunder, including, without limitation, its joint and several liability as a "Borrower" under the Credit Agreement and under the promissory notes referred to in Section 2(i) and (ii) hereof for any Loans outstanding (and accrued interest thereon) as of the date hereof to any of the Borrowers.

     (c) The Company hereby agrees and confirms that its undertakings under the Guarantee Agreement apply to all of the obligations of the Borrowers as such term is amended hereby.

     (d) The Schedules to the outstanding Revolving Credit Note and Line Loan Note may be attached by the Lender to the amendments thereof referred to in Sections 2(i) and (ii).

     4. This Waiver Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without reference to conflict of laws principles.

     5. This Waiver Agreement may be executed in counterparts, each of which when so executed and delivered (including by facsimile transmission of a signed counterpart) shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     6. Except as expressly set forth herein, the Credit Agreement as heretofore amended shall remain in full force and effect, and the Credit Agreement as amended hereby is hereby ratified and confirmed by the Borrowers.

     7. This Waiver Agreement shall constitute an additional Loan Document.

     8. Each Borrower hereby represents and warrants to the Lender that, after giving effect to this Waiver no Default or Event of Default has occurred and is continuing as of the date hereof under the Credit Agreement.

     9. Each of the Borrowers and the Company hereby warrants and represents to the Lender that this Waiver Agreement and the other documents contemplated hereby and all of the actions to be taken in connection herewith or therewith have been authorized by all necessary corporate and shareholder action and will not conflict with, violate or constitute a default under their charters, by-laws or any agreements, instruments or other documents to which they or any one of them is a party or by which any of their assets are bound and that the same do not and will not violate any applicable laws or regulations.

     10. Without limiting or being limited by Section 8.03(b) of the Credit Agreement,. the Borrowers jointly and severally, indemnify the Lender andeach Related Party of the Lender (each such person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of counsel for any Indemnitee, arising out of, in connection with, or as a result of (i) the execution or delivery of this Waiver

Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by any final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be executed and delivered in the City of New York as of the date first hereinabove written.

                                           THE CHASE MANHATTAN BANK


                                        By:/s/ Eugene J. Ward
                                           -----------------------------------
                                           Name:  Eugene J. Ward
                                           Title:  V P


                                           UNIDIGITAL ELEMENTS (NY), INC.


                                        By:/s/ William E. Dye
                                           -----------------------------------
                                           Name:  William E. Dye
                                           Title:  President


                                           UNISON (NY), INC.


                                        By:/s/ William E. Dye
                                           -----------------------------------
                                           Name:  William E. Dye
                                           Title:  Chairman

                                           UNIDIGITAL ELEMENTS (SF), INC.


                                        By:/s/ William E. Dye
                                           -----------------------------------
                                           Name:  William E. Dye
                                           Title:  President


                                           UNISON (MA), INC.


                                        By:/s/ William E. Dye
                                           -----------------------------------
                                           Name:  William E. Dye
                                           Title:  Chairman


                                           UNIDIGITAL INC.


                                        By:/s/ William E. Dye
                                           -----------------------------------
                                           Name:  William E. Dye
                                           Title:  President